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                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS


     We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 4, 2002, in Pre-Effective Amendment No. 1 to the Registration Statement (Form SB-2, No. 333-00000) and related Prospectus of Centra Financial Holdings, for the registration of 600,000 shares of its common stock.


                                          /s/ ERNST & YOUNG LLP

Charleston, West Virginia

April 19, 2002



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